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                                                                   EXHIBIT 10.30

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     This Amendment No. 1 (the "Amendment") to the Employment Agreement (the "Agreement"), originally dated July 2, 1999, between Net2Phone, Inc., a Delaware corporation (the "Company"), and Jonathan Fram (the "Executive"), is made as of the 16th day of July 1999.

     WHEREAS, the Company and the Executive desire to amend the Agreement to eliminate the Loan (as defined in the Agreement) and in lieu thereof to issue additional options to purchase 100,000 shares to the Executive.

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereby agree as follows:

          1. Section 4(d) of the Agreement is hereby deleted in its entirety and replaced with the following language:

(d)  ADDITIONAL OPTIONS

     The Company shall grant to the Executive additional options to purchase 100,000 shares (the "Additional Options") of Common Stock pursuant to the Company's 1999 Stock Option and Incentive Plan at an exercise price per share equal to the price per share to the public in the Company's proposed initial public offering of its Common Stock (the "IPO"). All of the Additional Options shall be immediately exercisable. The Additional Options also shall be subject to the last two sentences of Section 4(c) of the Agreement.


          2. All other terms of the Agreement shall remain in full force and effect.

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          IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of this 16th day of July, 1999.


                                                NET2PHONE, INC.

                                                By: /s/ Clifford M. Sobel
                                                    ----------------------------
                                                Name: Clifford M. Sobel
                                                Title: Chairman

                                                EXECUTIVE

                                                /s/ Jonathan Fram
                                                --------------------------------
                                                Jonathan Fram



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